UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	000-25771	13-3951476

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
During the six months ended June 30, 2010, Corporate Property Associates 14 Incorporated (“the registrant”) sold two properties, returned a property to the lender in exchange for the lender’s agreement to release the registrant from all related mortgage loan obligations and deconsolidated a subsidiary as a result of no longer having control over the activities of the subsidiary. In accordance with current authoritative accounting guidance for the disposal of long-lived assets, the registrant has reported revenue and expenses from the operations of these properties as discontinued operations for each period presented in its quarterly report for the quarter ended June 30, 2010 (including the comparable periods of the prior year) (the “Discontinued Operations”). As required by accounting principles generally accepted in the United States of America, the registrant must also retrospectively adjust its previously issued annual financial statements for each of the three years shown in the registrant’s last Annual Report on Form 10-K to reflect the Discontinued Operations if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission (the “SEC”) made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the retrospective adjustment. Therefore, the registrant is retrospectively adjusting its historical financial statements to reflect the Discontinued Operations in compliance with current authoritative accounting guidance. The retrospective adjustment has no effect on the registrant’s previously reported net income, financial condition or cash flows.
This Report on Form 8-K updates Items 1, 1A, 6, 7, 7A and 8 of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2009 as filed with the SEC on March 26, 2010 (the “2009 Annual Report”) to reflect the reclassification of certain properties to assets held for sale during the six months ended June 30, 2010 as Discontinued Operations. All other items of the 2009 Annual Report remain unchanged. The updated sections of the registrant’s 2009 Annual Report are attached hereto as exhibits 99.1, 99.2, 99.3 99.4, 99.5 and 99.6. No attempt has been made to include any adjustments or update matters in the 2009 Annual Report except to the extent expressly provided above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Item 1. Business
99.2	Item 1A. Risk Factors
99.3	Item 6. Selected Financial Data
99.4	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.5	Item 7A. Quantitative and Qualitative Disclosures About Market Risk
99.6	Item 8. Consolidated Financial Statements and Supplementary Data
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 14 Incorporated
Date: November 10, 2010	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Managing Director and Chief Financial Officer